--------------------------------------------------------------------------------
                       Office of the United States Trustee
                                  Exhibit 99.2
--------------------------------------------------------------------------------


------------------------------------       -------------------------------------
In re:                                     DEBTOR IN POSSESSION OPERATING REPORT
USA BIOMASS CORPORATION, INC.              REVISED
                                           -------
                                           Report Number: 1          Page 1 of 3


                      Debtor.              For the period FROM: December 8, 2000
                                                          TO:  December 31, 2000
-----------------------------------        -------------------------------------
Chapter 11 Case No: LA 00-44126 ES
-----------------------------------        -------------------------------------

1.   Profit and Loss Statement (Accrual Basis Only        ($000's))
     A.  Related to Business Operations:
         Gross Sales                                                       SEE ATTACHED
                                                                          --------------------
         Less: Sales Returns and Discounts   (Bad Debts included)         --------------------
              Net Sales                                                                        --------------------
         Less: Cost of Goods Sold:
         Beginning Inventory at Cost                                      --------------------
         Add: Purchases                                                   --------------------
         Less: Ending Inventory at Cost                                   --------------------
              Cost of Goods Sold                                                               --------------------
                  Gross Profit                                                                                      ----------------
                  Other Operating Revenues (Specify)                                                                ----------------
         Less: Operating Expenses:
         Officer Compensation                                             --------------------
         Salaries and Wages - Other Employees                             --------------------
              Total Salaries and Wages                                                         --------------------
              Employee Benefits and Pensions                                                   --------------------
         Payroll Taxes                                                    --------------------
         Real Estate Taxes                                                --------------------
         Federal and State Income Taxes                                   --------------------
              Total Taxes                                                                      --------------------
         Rent and Lease Exp. (Real Property and Personal Property)        --------------------
         Interest Expense (Mortgage, Loan, etc.)                          --------------------
         Insurance                                                        --------------------
         Automobile Expense                                               --------------------
         Utilities (Gas, Electricity, Water, Telephone, etc.)             --------------------
         Depreciation and Amortization                                    --------------------
         Repairs and Maintenance                                          --------------------
         Advertising    (In cost of sales)                                --------------------
         Supplies, Office Expenses, Photocopies, etc.                     --------------------
         Bad Debts                                                        --------------------
         Miscellaneous Operating Expenses (Specify)                       --------------------
              Total Operating Expenses                                                         --------------------
                  Net Gain/Loss from Business Operations                                                            ----------------
     B.  Not Related to Business Operations:
         Income:
              Interest Income                                                                  --------------------
              Other Non-Operating Revenues (Specify)                                           --------------------
              Gross Proceeds on Sale of Assets                            --------------------
              Less: Original Cost of Assets plus Expenses of Sale         --------------------
                  Net Gain/Loss of Sale of Assets                                              --------------------
              Total Non-Operating Income   Sales Tax Refund                                                         ----------------
         Expenses Not Related to Business Operations:
              Legal and Professional Fees (Specify)  See page 3, #7                            --------------------
              Other Non-Operating Expenses (Specify)BarDateNtc                                 --------------------
              Total Non-Operating Expenses                                                                          ----------------
     NET INCOME / LOSS FOR PERIOD                                                                                   ----------------

--------------------------------------------------------------------------------
             DEBTOR IN POSSESSION OPERATING REPORT NO: 1             Page 2 of 3
--------------------------------------------------------------------------------
2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):

                                      Accounts Payable       Accounts Receivable
                                      ----------------       -------------------


         Current     Under 30 Days    $                      $
         Overdue     31 - 60 Days
         Overdue     61 - 90 Days
         Overdue     91 - 120 Days
         Overdue     Over 121 Days
         TOTAL                        $0.00                  $
                                      ----------------       -------------------


3.       State of Status of Payments to Secured Creditors and Lessors:


                          Frequency                              Post-Petition
                       of Payments Per     Amount      Next   Payments Not Made*
          Creditor/   Contract / Lease     of Each   Payment
          Lessor      (i.e., mo., qtr.)    Payment     Due       Number Amount


          Not applicable   ------------    -------     ---       -------------
          ------      -----------------    -------     ---       -------------
          ------      -----------------    -------     ---       -------------



         *Explanation for Non-Payment:           None made
          ----------------------------------------------------------------------

4.       Tax Liability:
                    Gross Payroll Expense for Period:              $  234,857.50
                                                                      ----------
                    Gross Sales for Period Subject to Sales Tax    $        0.00
                                                                      ----------


                                                                   Post-Petition
                                                                     taxes Still
                                           Date Paid   Amount Paid*     Owing
                                           ---------   ------------     -----


    Federal Payroll and Withholding Taxes              $22,797.54
    State Payroll and Withholding Taxes
    State Sales and Use Taxes                 None
    Real Property Taxes*****                  None



     ****Includes personal property tax    * Attach photocopies of depository
                                             receipts from taxing authorities or
                                             financial institutions to verify
                                             that such deposits or payments have
                                             been made.


5.       Insurance Coverage:                   Carrier /         Amount       Policy             Premium
                                                 Agent             of       Expiration        Paid Through
                                                  Name          Coverage       Date               Date
                                             -----------  ----------------- --------------- ------------------
         Worker's Compensation                    SEE          ATTACHMENT
         Liability
         Fire and Extended Coverage
         Property
         Theft
         Life (Beneficiary:         )
                           ---------
         Vehicle
         Other (Specify):
                         ----------------
                     Umbrella Liability
          -------------------------------

--------------------------------------------------------------------------------
             DEBTOR IN POSSESSION OPERATING REPORT NO: 1             Page 3 of 3
--------------------------------------------------------------------------------


6.       Questions:


         A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?


                  Yes     Explain:
               ---                 ---------------------------------------------
                X No
               ---                 ---------------------------------------------


         B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court:


                  Yes     Explain:
               ---                 ---------------------------------------------
                X No
               ---                 ---------------------------------------------


7.       Statement of Unpaid Professional Fees (Post-Petition Amounts Only)


                                    State Type of                 Total Post-
                                    Professional               Petition Amount
     Name of Professional     (Attorney/Accountant/etc.)            Unpaid
--------------------------------------------------------------------------------
   Irell & Manella LLP                Attorney                      $55,095.93
--------------------------------------------------------------------------------


8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)


         The Debtor currently has no business operations or employees. Formerly, the Debtor was in the business of operating a "green waste" (i.e., grass clippings, leaves, tree trimmings, stumps, whole trees, sawdust, discarded lumber, paper products and manure) recycling facility located at the California Institute for Men in Chino pursuant to a contract with Waste Management, Inc. However, as a result of a fire at the processing faciity in December 1999, the Debtor was forced to suspend its operations. The state of California has made clear that the Chino recycling facility will NEVER be allowed to reopen.

9.       Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)
             Quarterly            Total                                                                                  Quarterly
               Period         Disbursements       Quarterly           Date             Amount            Check           Fee Still
               Ending          For Quarter           Fee              Paid              Paid              No.              Owing
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------


I, (Name/Title: Eugene Tidgewell, Vice President), declare under penalty of perjury that the information contained in the above Debtor in Possession
Operating Report is true and complete to the best of my knowledge.

Dated:       March     , 2001
                   ----
                                                        /s/ Eugene W. Tidgewell
                                                        ------------------------
                                                 Debtor in Possession or Trustee

                             USA BIOMASS CORPORATION
                                  Profit & LOSS
                              DECEMBER 8 - 31, 2000
                                                               Dec 8 - 31, 00
                                                             ------------------
    Ordinary Income/Expense
            Income
                4000-TRANSPORTATION                                 548,111.75
                                                             ------------------
            Total Income                                            548,111.75


            Cost of Goods Sold
                5005-DAMAGE OUTSIDE VEHICLES                          2,210.58
                5007-DISPOSAL FEES                                   26,572.77
                5200-DRIVER COST
                    5210-DRIVER WAGES                               119,428.13
                    5220-DRIVER PAYROLL TAXES                        10,809.33
                    5260-DRUG TESTS                                     205.00
                                                             ------------------
                Total 5200-DRIVER COST                              130,442.46


                5300-INSURANCE
                    5310-MEDICAL                                     13,314.55
                    5320-LIABILITY                                   39,787.49
                    5330-WORKERS' COMPENSATION                       21,270.22
                                                             ------------------
                Total 5300-INSURANCE                                 74,372.26


                5350-GREENWASTE PAYROLL COSTS
                    5351-WAGES                                       46,961.46
                    5352-PAYROLL TAXES                                2,699.07
                                                             ------------------
                Total 5350-GREENWASTE PAYROLL COSTS                  49,660.53


                5400-EQUIPMENT CLEANING                                  97.69
                5410-EQUIPMENT RENTAL                                     0.00
                5500-FUEL                                            85,966.06
                5520-SHOP TOOLS                                         100.00
                5600-REGISTRATION                                    15,861.00
                5700-REPAIR & MAINTENANCE
                    5710-MECHANIC WAGES                              20,701.74
                    5715-PAYROLL TAXES - MECHANIC                     1,959.90
                    5725-TIRE SERVICE                                 1,599.20
                    5730-TRUCK MAINTENANCE                            4,474.98
                    5735-TRUCK REPAIR- PARTS                        -15,286.29
                    5740-TRAILER MAINTENANCE                          1,623.75
                    5750-TRUCK WASH                                   3,550.00
                    5700-REPAIR & MAINTENANCE - Other                -2,136.54
                                                             ------------------
                Total 5700-REPAIR & MAINTENANCE                      16,486.74


                5900-TOWING                                             750.00
                                                             ------------------
            Total COGS                                              402,520.09
                                                             ------------------
        Gross Profit                                                145,591.66


            Expense
                6020-AUTO EXPENSES
                    6021-ALLOWANCE                                    1,600.00
                    6022-GAS & OIL                                    1,889.42
                                                             ------------------

                             USA BIOMASS CORPORATION
                                  PROFIT & LOSS
                              DECEMBER 8 - 31, 2000
                                                               Dec 8 - 31, 00
                                                             ------------------


                Total 6020-AUTO EXPENSES                              3,489.42


                6050-BANK CHARGES                                       551.38
                6110-CORPORATE ALLOCATION                           -23,612.31
                6510-MAINTENANCE                                      2,882.92
                6530-MEDICAL INSURANCE                               10,153.96
                6560-OFFICE MAINTENANCE                               1,580.14
                6570-OFFICE SUPPLIES                                  1,528.40
                6580-OFFICE WAGES                                    32,487.49
                6581-OFFICERS SALARIES                                6,660.00
                6585-PAYROLL TAXES - OFFICE                           2,988.06
                6650-OUTSIDE SERVICES - CORPORATE                       154.00
                6700-PERMITS                                          1,825.00
                6710-POSTAGE & DELIVERY                                 511.31
                6730-PROPERTY TAXES                                   3,277.45
                6740-SECURITY WAGES                                     900.00
                6745-PAYROLL TAXES - SECURITY                            82.35
                6750-SUPERVISORS                                      7,718.68
                6755-PAYROLL TAXES - SUPERVISORS                        516.40
                6756-RENT                                            15,946.79
                6800-SHOP SUPPLIES                                       13.67
                6850-TRAVEL & ENTERTAINMENT                           1,322.91
                6900-UTILITIES
                    6920-ELECTRIC                                     1,166.54
                    6940-TELEPHONE                                   10,020.04
                    6950-WATER                                           66.80
                    6960-WASTE                                          326.57
                                                             ------------------
                Total 6900-UTILITIES                                 11,579.95


                6999-UNCATEGORIZED EXPENSES                               0.00
                                                             ------------------
            Total Expense                                            82,557.97
                                                             ------------------
    Net Ordinary Income                                              63,033.69


    Other Income/Expense
        Other Income
            7000-OTHER INCOME
                7020-RENTAL INCOME                                    5,098.72
                                                             ------------------
            Total 7000-OTHER INCOME                                   5,098.72
                                                             ------------------
        Total Other Income                                            5,098.72


        Other Expense
            8500-DEBT SERVICE
                8515-BANCO POPULAR LOC                                4,401.74
                8516-BANCO POPULAR MTG                                8,098.00
                                                             ------------------
            Total 8500-DEBT SERVICE                                  12,499.74
                                                             ------------------
        Total Other Expense                                          12,499.74

                             USA BIOMASS CORPORATION
                                  Profit & Loss
                              December 8 - 31, 2000
                                                               Dec 8 - 31, 00
                                                             ------------------


    Net Other Income                                                 -7,401.02
                                                             ------------------
Net Income                                                           55,632.67
                                                             ==================

                            USA BIOMASS CORPORTATION
                                A/R AGING SUMMARY
                            AS OF DECEMBER 31, 2000


                                     Current           1 - 30          31 - 60          61 - 90       > 90               TOTAL
                                 --------------   --------------    -------------    -----------   ----------      ---------------
A GROWING CONCERN                     1,157.39         2,620.65             0.00           0.00     2,036.10             5,814.14
ARBOR CARE                              269.85           487.40             0.00           0.00         0.00               757.25
ASPLUNDH                              2,688.43         1,075.99             0.00           0.00         0.00             3,764.42
BILL'S TREE SERVICE                     559.50         1,040.14             0.00           0.00         0.00             1,599.64
BLT                                   3,180.00        10,810.00             0.00           0.00         0.00            13,990.00
BURRTEC                               9,540.15         6,703.14        24,046.09           0.00         0.00            40,289.38
CALIFORNIA ARBORIST                       0.00             0.00            91.33           0.00         0.00                91.33
CLAREMONT                             3,581.34         5,882.52             0.00           0.00         0.00             9,463.86
COMMERCE, CITY OF                       192.94            94.40            63.69         457.39         0.00               808.42
COUNTY SANITATION LA                 29,335.79        36,371.01        33,557.91           0.00         0.00            99,264.71
CULVER CITY                               0.00             0.00             0.00           0.00       875.00               875.00
GREAT SCOTT                               0.00           151.71             0.00           0.00         0.00               151.71
JACKSON DISPOSAL                          0.00           463.78         1,825.23           0.00         0.00             2,289.01
LANDSCAPE MANAGEMENT SERVICES           125.80           196.66             0.00           0.00         0.00               322.46
LAWRENCE LANDSCAPE                        0.00            68.44           643.25           0.00         0.00               711.69
MARIPOSA                                241.44           336.60           838.68         651.96         0.00             2,068.68
MAYFIELD ENTERPRISES                      0.00             0.00           186.74           0.00         0.00               186.74
POTENTIAL                             8,980.00        30,954.42             0.00           0.00         0.00            39,934.42
QUALITY                               3,200.00        33,880.00        21,675.00           0.00         0.00            58,755.00
SANTA FE SPRINGS                         15.00            30.00            30.00           0.00         0.00                75.00
STONETREE LANDSCAPE                      92.34           233.86           108.71           0.00         0.00               434.91
SUNSET                               11,100.39        98,617.50        62,960.00           0.00         0.00           172,677.89
TRUGREEN LANDCARE                         0.00           147.89             0.00           0.00         0.00               147.89
WASTE CARSON                         84,468.23       195,714.11        32,258.00           0.00         0.00           312,440.34
WASTE INLAND EMPIRE                       0.00             0.00        17,537.88           0.00         0.00            17,537.88
WASTE SOUTH GATE                     16,402.00        59,418.00        45,987.87           0.00         0.00           121,807.87
WHITTIER                                 47.50           282.04         1,382.12       1,290.62         0.00             3,002.28
YUKON                                 1,985.01         3,345.00             0.00           0.00         0.00             5,330.01
                                 --------------   --------------    -------------    -----------   ----------      ---------------
TOTAL                               177,163.10       488,925.26       243,192.50       2,399.97     2,911.10           914,591.93
                                 ==============   ==============    =============    ===========   ==========      ===============

                             USA BIOMASS CORPORATION
                                A/P AGING SUMMARY
                            AS OF DECEMBER 31, 2000



                                                     Current    1 - 30       31 - 60   61 - 90   > 90       TOTAL
                                                   ---------------------    ----------------------------   ---------
     @ROAD, Inc.                                   5,514.00        0.00      0.00      0.00        0.00    5,514.00
     A-1 COAST TEMP SERVICE                           75.65        0.00      0.00      0.00        0.00       75.65
     ABLE SCALE REPAIR                             1,150.38        0.00      0.00      0.00        0.00    1,150.38
     AIRBORNE EXPRESS                                 30.84        0.00      0.00      0.00        0.00       30.84
     AT&T                                            102.27        0.00      0.00      0.00        0.00      102.27
     BASILIO PENA                                     92.00        0.00      0.00      0.00        0.00       92.00
     BLUE SHIELD OF CALIFORNIA                    10,332.64        0.00      0.00      0.00        0.00   10,332.64
     CITY OF SANTA FE SPRINGS FIRE DEPT.           1,041.00        0.00      0.00      0.00        0.00    1,041.00
     COLONIAL LIFE & ACCIDENT INSURANCE CO.        2,967.47        0.00      0.00      0.00        0.00    2,967.47
     COSBY OIL COMPANY, Inc.                         433.37      345.68      0.00      0.00        0.00      779.05
     COUNTY OF ORANGE                                299.08        0.00      0.00      0.00        0.00      299.08
     COURT TRUSTEE                                 1,748.10        0.00      0.00      0.00        0.00    1,748.10
     DISTRICT ATTORNEY                               634.65        0.00      0.00      0.00        0.00      634.65
     DOWNEY/NORWALK LOCK & KEY                       297.50        0.00      0.00      0.00        0.00      297.50
     DYNAMITE STUMP GRINDING                           0.00      425.00      0.00      0.00        0.00      425.00
     F. TRUCK REPAIR                                   0.00        0.00      0.00      0.00    4,519.43    4,519.43
     FEDEX                                            15.55        0.00      0.00      0.00        0.00       15.55
     FIVE STAR GAS AND GEAR                          267.95        0.00      0.00      0.00        0.00      267.95
     FRANCHISE TAX BOARD                             364.80        0.00      0.00      0.00        0.00      364.80
     G.P. RESOURCES, INC.                          5,203.43        0.00      0.00      0.00        0.00    5,203.43
     GASPRO PLUS                                   1,785.06        0.00      0.00      0.00        0.00    1,785.06
     HYDRAFORCE, Inc.                                  0.00    3,018.31      0.00      0.00        0.00    3,018.31
     INTERSTATE FILTRATION SERVICES, Inc.            704.00        0.00      0.00      0.00        0.00      704.00
     JENNIFER GRIMM                                  154.00        0.00      0.00      0.00        0.00      154.00
     JOHN TSAGAKIS                                   600.00        0.00      0.00      0.00        0.00      600.00
     KEVIN GOOD                                      295.00        0.00      0.00      0.00        0.00      295.00
     L.A. LUBE, INC.                                   0.00    7,289.75      0.00      0.00        0.00    7,289.75
     LANCE B. JONES                                   76.42        0.00      0.00      0.00        0.00       76.42
     MANHATTAN MEDICAL                               205.00        0.00      0.00      0.00        0.00      205.00
     NEXTEL COMMUNICATIONS                         6,586.51        0.00      0.00      0.00        0.00    6,586.51
     NORCAL/San Bernardino, Inc.                  20,430.30        0.00      0.00      0.00        0.00   20,430.30
     OFFICE DEPOT                                     43.07        0.00      0.00      0.00        0.00       43.07
     PACIFIC SUPPLIERS                             1,085.25        0.00      0.00      0.00        0.00    1,085.25
     PEDRO SIGALA                                    200.00        0.00      0.00      0.00        0.00      200.00
     PLAN A, Inc.                                  1,623.75        0.00      0.00      0.00        0.00    1,623.75
     PRINTING SOLUTIONS                              259.53        0.00      0.00      0.00        0.00      259.53
     RAIN FOR RENT                                 1,101.54        0.00      0.00      0.00        0.00    1,101.54
     RDO TRUCK CENTER CO.                              0.00     -144.62      0.00      0.00        0.00     -144.62
     RIVERSIDE COUNTY DISTRICT ATTORNEY               62.50        0.00      0.00      0.00        0.00       62.50
     SORIANO'S MOBIL WASH                            610.00        0.00      0.00      0.00        0.00      610.00
     SOUTHERN CALIFORNIA EDISON                      942.92        0.00      0.00      0.00        0.00      942.92
     STATE BOARD OF EQUALIZATION                     734.00        0.00      0.00      0.00        0.00      734.00

                             USA BIOMASS CORPORATION
                                A/P AGING SUMMARY
                            AS OF DECEMBER 31, 2000



                                                     Current    1 - 30       31 - 60   61 - 90   > 90       TOTAL
                                                   ---------------------    ----------------------------   ---------


     TCI TIRE CENTERS, LLC                         1,331.25        0.00      0.00      0.00        0.00    1,331.25
     TED JOHNSON PROPANE                               6.00        0.00      0.00      0.00        0.00        6.00
     THE SOCO GROUP, Inc.                          2,602.21        0.00      0.00      0.00        0.00    2,602.21
     UNITED PARCEL SERVICE                           464.92        0.00      0.00      0.00        0.00      464.92
     USA TOWING & SERVICE                            450.00        0.00      0.00      0.00        0.00      450.00
     VERIZON CALIFORNIA                            2,275.62        0.00      0.00      0.00        0.00    2,275.62
     WASTE MANAGEMENT PORTABLE SERVICES DISTRI         0.00      326.57      0.00      0.00        0.00      326.57
                                                   ---------   ---------    ------    ------    --------   ---------
TOTAL                                              75,199.53   11,260.69     0.00      0.00     4,519.43   90,979.65
                                                   =========   =========    ======    ======    ========   =========

                             USA BIOMASS CORPORATION
                             TRANSACTIONS BY ACCOUNT
                            AS OF DECEMBER 31, 2000


                                            Type        Date           Num       Name              Amount
                                            ------   -----------    --------  ------------    ----------------
2020 -  ACCRUED FEDERAL PAYROLL TAXES
                                            Check    12/21/2000       WIRE     SANWA BANK           -23,871.20
                                            Check    12/28/2000       WIRE     SANWA BANK           -22,642.80
                                                                                               ----------------
FEDERAL TAXES PAID                                                                                  -46,514.00
                                                                                               ----------------

                                                                     USA Biomass
                                                                     Corporation


Memo


          To:      United States Trustee


          From:    Gene Tidgewell


          CC:      Mike Neue


          Date:    01/16/01


          Re:      Pre petition Payments



          In the period ending December 31, 2000 the following pre petition items were paid:


          1) November rent for Fontana in the amount of $ 6,296.69 for past due rents that had been paid pre petition however the check did not clear the bank. The landlord threatened us with a three-day notice and eviction and this site is the site of our Greenwaste processing.


          2) November medical insurance for the union members in the amount of $19,396.78 that had been paid pre petition, however the check did not clear the bank. The union trust threatened to cancel the union employees medical insurance if payment was not made.